INVESTOR PRESENTATION

2 Forward-Looking Statements In this presentation, the use of the words “believe,” "could," "expect," "intend", "may," "positioned," "project," "projected," "should," "will," "would" or similar expressions is intended to identify forward-looking statements. Such statements include all statements regarding our long-term growth-targets and objectives, the growth of the Company, our financial guidance, our ability to navigate the current environment and advance our strategy, including our five-year strategic plan, our commitment to increasing investments in future growth initiatives, our initiatives to create value, our efforts to mitigate geopolitical factors and tariffs, our current and projected financial and operating performance, results, and profitability and all guidance related thereto, including forecasted exchange rates and effective tax rates, as well as our continued growth and success, future plans and intentions regarding the Company and its consolidated subsidiaries. Such statements represent the Company’s current judgments, estimates, and assumptions about possible future events. The Company believes these judgments, estimates, and assumptions are reasonable, but these statements are not guarantees of any events or financial or operational results, and actual results may differ materially due to a variety of important factors. Such factors might include, among others, the Company’s ability to comply with the requirements of its credit agreements; the availability of funding under such credit agreements; the Company’s ability to maintain adequate liquidity and financing sources and an appropriate level of debt; as well as to deleverage its balance sheet; the possibility of impairments to the Company’s goodwill; the possibility of impairments to the Company’s intangible assets; changes in U.S. or foreign trade or tax law and policy; the impact of tariffs on imported goods and materials; changes in general economic conditions which could affect customer payment practices or consumer spending; the impact of changes in general economic conditions on the Company’s customers; customer ordering behavior; the performance of our newer products; expenses and other challenges relating to the integration of any future acquisitions; changes in demand for the Company’s products; changes in the Company’s management team; the significant influence of the Company’s largest stockholder; fluctuations in foreign exchange rates; changes in U.S. trade policy or the trade policies of nations in which we or our suppliers do business; uncertainty regarding the long-term ramifications of the U.K.’s exit from the European Union; shortages of and price volatility for certain commodities; global health epidemics, such as the COVID-19 pandemic; social unrest, including related protests and disturbances; our expectations regarding the future level of demand for our products; our ability to execute on the goals and strategies set forth in our five-year plan; and significant changes in the competitive environment and the effect of competition on the Company’s markets, including on the Company’s pricing policies, financing sources and ability to maintain an appropriate level of debt. The Company undertakes no obligation to update these forward-looking statements other than as required by law.

3 Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including adjusted net income (loss), adjusted diluted income (loss) per common share, adjusted income (loss) from operations and adjusted EBITDA, adjusted EBITDA margin, adjusted leverage ratio, free cash flow and sales growth (CAGR). A non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets, or statements of cash flows of a company; or, includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. As required by SEC rules, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. These non-GAAP financial measures are provided because management of the Company uses these financial measures in evaluating the Company's on-going financial results and trends, and management believes that exclusion of certain items allows for more accurate period-to-period comparison of the Company’s operating performance by investors and analysts. Management uses these non-GAAP financial measures as indicators of business performance. These non-GAAP financial measures may not be comparable to similarly titled measures used by other companies. These non-GAAP financial measures should be viewed as a supplement to, and not a substitute for, GAAP financial measures of performance. Use of Projections This presentation contains projections with respect to the Company. The Company’s independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections are based upon various assumptions and should not be relied upon as being necessarily indicative of future results.

4 Lifetime Brands: Who We Are Leading durables consumer products company with a focus on home products • ~80% owned/controlled and ~20% licensed and private label consumer brands with targeted brand equity • #1 positions in Kitchen Tools & Gadgets*, Cutlery,* Barware Accessories, Bath Scales*; #2 position across Tabletop categories • Award-winning product design and development team • 2 million ft2 of warehouse and manufacturing space across United States, Europe, China and Puerto Rico distribution network • Best-in-class execution and operational capabilities * Per NPD Group

5 Lifetime Brands Investment Highlights Leading global designer, developer and marketer of a broad range of durable consumer products with a focus on the home Leading portfolio of strong, recognizable brands with multi- channel growth opportunities in core end markets Significant opportunities in adjacent durables categories for growth above end market growth rates Best-in-class innovation engine to strategically drive growth and maintain industry leadership Efficient global platform with industry-leading scale and operational effectiveness Strong cash flow generation to enable financial flexibility

6 Lifetime’s Strong, Recognized Brands Portfolio of brands with targeted brand equity

Diversified Channel Strategy Channels Mass Market Specialty/Independent Warehouse Clubs E-Commerce/TV Off-Price Department Stores Commercial LTB Europe Grocery DTC Revenues by Channel 7 Mass Market Off-Price Department Stores Specialty Stores Warehouse Clubs E-commerce/TV Supermarkets Independent Retailers Commercial DTC Over 7,000 independent retailers Lifetime has ecommerce sites for direct-to- consumer sales.

Kitchen Tools & Gadgets Cutlery Kitchen & Bath Measurement Barware / Pantryware Tabletop #1 U.S. category supplier* Leading national brands at key price points, including Farberware and KitchenAid Core category with complementary licensed and private label brands #1 U.S. provider*: – Open-stock cutlery – Cutting boards – Knife blocks Farberware is the #1 selling cutlery brand in the U.S. #1 market share in measurement* – Gap between #1 and #2 is vast High-margin, high-performing category for retailers Known for innovation in precision measurement; most technology comes from food service market #1 U.S. wine/bar opener supplier*; leading global barware supplier Price points across a broad range Spices are approved by the ASTA and bottled in our own FDA certified facility Over 700,000 registrations for our free spice refill program Leader in bridal, upstairs, and housewares dinnerware Top provider of flatware and serveware with top brands in each category Cheers by Mikasa is one of the most successful glassware franchises * NPD Group Leading Positions Across Product Categories

9 Licensed Brands & Private Label Provide Additional Growth Stream • Enable retailers to develop their own brands, while minimizing their start-up costs • Broaden revenue stream to capture incremental market share through supplemental brands • Capture opportunistic trends • Support retailers with market analysis, product assortments, promotional and merchandising solutions

10 E-Commerce Three Distinct Categories Pure Play Omni Channel Direct to Consumer &

Lifestyle/Emerging Brands • Built, a leading fashion brand, is gaining significant market share in insulated bags, hydration, and lunch boxes. It has broad consumer appeal with significant digital presence and broad brand recognition. Acquired $2 million revenue business and led by founder, revenues have grown 20+ times since acquisition. • Planet Box has a loyal consumer base of parents wanting to pack healthy, portioned lunches for their children. Primarily D2C offering on own website with expansion with Amazon. • Exclusive licensee for Instant Pot branded accessories. • Recent acquisition of Year & Day adds to incubation strategy. Broadens dinnerware offering to younger millennials with a D2C offering targeting this demographic.

12 Lifetime 2.0 Accomplished: Strategic Plan Led to Transformation Merged two industry leaders to create a powerhouse in consumer durable products 2018 successfully focused on integration of one unified business platform and achievement of a leaner cost structure 2019 strategy focused on optimization 2020 executed on strategy and accomplished goals established for Lifetime 2.0 Value Realization Increasing float and institutional shareholdings Expanding investor relations platform Focused on increasing shareholder value through debt reduction, providing a cash flow return on assets Growth initiatives yielding additional cash flows Value Creation Drivers Portfolio optimization and focused business model will yield strong results for core Strong cash flow from core business lines Actively seeking opportunities to engage with consumers in new channels and new ways Actively looking to enter new adjacencies and categories to increase market share and improve margin and growth profile Continue LTB Europe improvement in growth and profitability Expect that International sales effort will bring growth from core in new geographies Believe that Commercial Food Service launch will bring growth and market diversification

13 The Next Phase of Growth Key Growth Drivers Food Service Opportunity to leverage recognized brands and strengths in design, manufacturing, and distribution that we have developed on the consumer side to further penetrate the commercial market. Adjacent Product Categories Capitalizing on opportunities to expand into adjacent product categories that fit core competencies in manufacturing, design and innovation, including pet, storage, higher end cutlery, outdoor, storage and organization. International Expansion Restructured UK-based international business now poised to drive profitable growth through enhanced drop ship capabilities and tailored strategy for each market. Shift to in country managers in select geographies and strategic penetration of brands/ products across the globe. Disciplined M&A Significant cash flow and strong balance sheet position Lifetime well to pursue a disciplined M&A strategy. New Business Opportunities Incubate new business opportunities both externally and internally. Invest capital and use infrastructure to create new brands and lines of business.

14 Q3 2020 Engaged Advisors to Analyze Opportunity Q3 2021 Operations Redesign Plan Finalized 2022 Begin Implementation of Plan 2023 Open New Warehouse and Invest Capex to Execute Plan 2024+ ~$6.0 – $9.5M+ of Annual Cost Benefit Project Timeline & Milestones End Goal: Three U.S. Distribution Centers Providing Optimal Network and Pick/Pack Automation to Support Growth Capital Expense $18M Other Set-up Expense $7M Total Investment for Ops Redesign $25M Less: Investment Required to Add Growth Capacity Only ($13M) Incremental Investment for Operations Redesign $12M Annual Cost Benefit $6.0 – 9.5M vs. Execution Steps 1 2 3 Add distribution center capacity with new 750k feet2 warehouse Relocate inventory across distribution centers to optimize logistics routing Enhance automation to further support pick/pack capabilities for ecommerce growth Rialto, CA 700k Feet2. Robbinsville, NJ 700k Feet2. 750k Feet2. Operations Redesign Project Supports Margin Enhancement and Continued Growth ~1.2 – 1.9x Year Payback

15 • Launched Mikasa Hospitality in 2019 • Existing presence in back-of-house industry segment for 15 years • Focused on developing a complete front-of-house product line similar in scope and quality to the top existing names • Plan to add future category additions including: - Glassware - Buffet and hospitality service - Expanded smallwares • $2 billion food service addressable market* • Target $100 million incremental revenue opportunity in N.A. and Europe within 5 years Commercial Food Service Initiative *Source: Tabletop News

16 16 The International Opportunity • International business now positioned to thrive and compete in the new retail environment • Presence in over 100 markets • Approach new market entry with tailored country by country plan • Targeting break even in 2021 vs $10 million loss in 2020 • Total addressable market internationally of $82 billion* • $4.6 million improvement in operating results in Q1 2021 *Management estimate

17 Adjacent Product Categories Ability to leverage Lifetime’s leadership in design, manufacturing, and scale to expand into adjacent product categories • Organic and external investments to create incremental growth • Pursue identified categories and/or product development that present high growth or margin opportunities 2019 Launched Mikasa Hospitality and developed new line of soft-handle KitchenAid tools for mass market; invested and optimized infrastructure for pure play and omni-channel ecommerce; launched Instant branded tools and accessories 2020 Developed line of pet products under Built and Fred brands; developed line of storage products under Built and Copco brands 2021 Launch KitchenAid cutlery line filling in best product offering; launch KitchenAid bakeware line; international launch of KitchenAid; introduce new brand in Walmart across several categories; acquisition and incubation of Year & Day tabletop brand

18 Additional Growth Through Disciplined M&A • Strategic program to provide long-term growth opportunities • Focused on revenue growth opportunities and/or margin expansion • Investigating opportunities to expand product categories and brand offerings • Further generate operating economies with existing Lifetime infrastructure • Pursuing incubation opportunities with venture stage companies • Ability to consolidate smaller players in existing categories

19 Impact of COVID-19 • While the impact of the pandemic has hurt overall retail, many of our product categories have seen a surge as consumers are cooking, eating, and entertaining more at home. • Lifetime’s supply chain has remained intact, distribution centers are operational, and office employees are able to work remotely, allowing us to operate seamlessly throughout the pandemic. • The actions we’ve taken before and during the pandemic have allowed us to achieve solid results. • Ecommerce and omni-channel customers have delivered increased sales during this time period. • We expect to benefit from increases in home building and homeownership supplemented by an increase in home entertainment driven by vaccinations and a return to social gatherings which are expected to grow home entertaining. • NPD anticipates restaurants steadily improving throughout the year to 91% of pre-COVID levels which aligns with our hospitality initiative.

20 Macroeconomic Challenges Company's response: • Selling price increases began in the second half of fiscal 2021 • Over the past nine months the Company has made a significant investment in inventory • Cost reduction strategy to mitigate impacts Challenges: • Limited availability of containers • Increased freight cost to import products; guidance reflects a 200% increase (or 3x) compared to the period prior to the COVID-19 pandemic • Continued container availability, port delays and costs of shipping remain unknown • Increased product costs due to higher commodity prices The COVID-19 pandemic as well as other factors including increased demand and shifts in consumer shopping patterns have disrupted the global supply chain.

21 Summary of Recent Operating Results (1) Adjusted diluted income (loss) per common share, adjusted EBITDA, and adjusted income from operations represent non-GAAP financial measures. These non-GAAP financial measures are provided because the Company uses them in evaluating its financial results and trends and as an indicator of business performance. See appendix pages for a reconciliation to the most directly comparable GAAP measures.Y ar Ended December 31, Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 ($ in millions, except per share amounts) Net sales $224.8 $224.8 $607.1 $520.0 Adjusted income from operations (1) 21.7 21.5 41.9 23.5 Goodwill and other impairments — — — 20.1 Income tax provision (5.6) (3.7) (9.8) (3.0) Net Income (loss) 12.6 13.9 21.4 (18.2) Diluted income (loss) per common share 0.57 0.65 0.98 (0.87) Adjusted diluted income (loss) per common share (1) 0.61 0.65 1.02 0.24 Adjusted EBITDA(1) $29.2 $29.2

22 Company Generates Strong Cash Flow While Maintaining Low CapEx (1) Adjusted EBITDA represents a non-GAAP financial measure. This non-GAAP financial measure is provided because the Company uses it in evaluating its financial results and trends and as an indicator of business performance. See appendix pages for a reconciliation to the most directly comparable GAAP measure. (2) Maintenance CapEx is approximately $5 million. (3) Free cash flow, a non-GAAP financial measure, is calculated as Adjusted EBITDA minus CapEx 1 1 1 1 1 1 1 1 1 1 1 (2) (2) (2) ($ in millions) Consistent Adjusted EBITDA(1) Generation Low CapEx(2) Strong Free Cash Flow(3)

September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 ($ in millions) Credit Facility due 2023 $1.6 $— $— $27.3 $25.7 Senior Secured Term Loan due 2025 252.1 252.1 252.1 262.6 262.6 Less: Cash (8.7) (33.3) (30.6) (36.0) (42.7) Net Debt 245.0 218.8 221.5 253.9 245.6 LTM Adjusted EBITDA (1) 96.7 96.7 90.9 77.3 72.7 Adjusted Leverage Ratio(2) 2.5x 2.3x 2.4x 3.3x 3.4x Borrowing Capacity(3) plus Cash $153.8 $179.9 $177.3 $156.0 $164.4 23 Attractive Credit Facility with Limited Financial Risk (1) Adjusted EBITDA, represents a non-GAAP financial measure. This non-GAAP financial measures is provided because the Company uses it in evaluating its financial results and trends and as an indicator of business performance. See appendix pages for a reconciliation to the most directly comparable GAAP measure. (2) Adjusted Leverage Ratio, a non-GAAP financial measure, is a calculated ratio of Net Debt over LTM Adjusted EBITDA. (3) Borrowing Capacity is a measure defined in the Company's debt agreements as "availability" and disclosed as such in the Company's quarterly and annual reports on Forms 10-Q and 10-K, respectively. • Significant deleverage of balance sheet accomplished to 2.5x at September 30, 2021 from 3.4x at September 30, 2020 • Strong liquidity position provides significant operating flexibility to execute growth plan • Credit facility and term loan have no financial maintenance covenants • No required debt amortization

Use strong balance sheet to gain competitive advantage Internal Investment (e.g., Commercial Food Service; Operations Redesign ) Disciplined M&A Further Deleverage Maintain current dividend rate 24 Capital Allocation Priorities 1 2 3 4 5

The raised Full Year Guidance for the year ending December 31, 2021 compared to year ended December 31, 2020: • Net sales increase of 13.1% to 15.7% • Adjusted income from operations(1) increase of 24.2% to 31.5% • Adjusted net income(1) increase of 54.5% to 67.8% • Adjusted EBITDA(1) increase of 13.8% to 19.0% Full Year 2021 Guidance Update Year Ended December 31, 2020 Guidance for the Year Ending December 31, 2021 (in millions, except per share amounts) Net sales $769.2 $870 to $890 Income from operations $25.0 $59 to $62.5 Adjusted income from operations (1) $47.9 $59.5 to $63.0 Net (loss) income $(3.0) $30.9 to $33.6 Adjusted net income (1) $20.2 $31.2 to $33.9 Diluted (loss) income per common share $(0.14) per share $1.40 to $1.53 per share Adjusted diluted income per common share (1) $0.95 per share $1.42 to $1.54 per share Weighted-average diluted shares 20.9 22 Adjusted EBITDA (1) $77.3 $88 to $92 This guidance is based on a forecasted GBP to USD rate of $1.35. Net income and diluted income per common share were calculated based on an effective tax rate of 30%. (1) Adjusted income from operations, adjusted net income, adjusted diluted income per common share and adjusted EBITDA represent non-GAAP financial measures. These non-GAAP financial measures are provided because the Company uses them in evaluating its financial results and trends and as an indicator of business performance. See appendix pages for a reconciliation to the most directly comparable GAAP measures.r Ended December 31,Year Ended December 31, 25

26 Path to $145 Million in Adjusted EBITDA(1) Key Drivers Mid single digit growth in core business Further penetrate commercial food service market Stable gross margin — normalization of input costs Leverage distribution and administrative infrastructure Expand sales in international markets Does not assume acquisitions (1) Adjusted EBITDA represents a non-GAAP financial measure. This non-GAAP financial measure is provided because the Company uses it in evaluating its financial results and trends and as an indicator of business performance. The Company is not providing a quantitative reconciliation with respect to this forward-looking non-GAAP measure in reliance on the “unreasonable efforts” exception set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. For example, the impact of U.S. tariffs, which are out of the Company’s control, and acquisition-related costs depend on the timing and amount of future acquisitions, which cannot be reasonably estimated.

27 Five Year Financial Objectives Sales $1.25 billion Adjusted EBITDA Margin(1)(2) 12% Capital Expenditures - Maintenance annual $5 - 7 million Capital Expenditures - Operations redesign $18 million Adjusted EBITDA(1)(2) $145 million Key Assumptions Sales growth includes organic U.S., adjacent product categories, commercial food service, International, Year & Day®, as well as channel and geographic expansion Leverage of existing infrastructure and operations redesign Continuous improvement in operating efficiency No change in foreign exchange rates, tax rates (1) Adjusted EBITDA and adjusted EBITDA margin and represent non-GAAP financial measures. These non-GAAP financial measures are provided because the Company uses them in evaluating its financial results and trends and as indicators of business performance. (2) The Company is not providing a quantitative reconciliation with respect to these forward-looking non-GAAP measures in reliance on the “unreasonable efforts” exception set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. For example, unusual, one-time, non-ordinary, or non-recurring costs, which cannot be reasonably estimated.

28 Strong Financial Foundation for Growth Significant cash flows will enable continued deleveraging, investments in growth, and opportunistic M&A Steady Cash Flows Strong Free Cash Flow Growth initiatives yielding additional cash flows Diverse and strong financial customer base Strong Credit Profile Attractive, low-risk credit facility Use strong cash flows to reduce debt Continuing to increase liquidity Disciplined Capital Allocation Low maintenance CapEx requirements Strategic and opportunistic M&A strategy Internal investment opportunities Commitment to Shareholder Returns Committed to maintaining dividend Consider opportunistic share repurchases Drive share price improvement

Appendix

30 Adjusted Net Income (Loss) — U.S. GAAP Reconciliation Adjusted net income (loss) and adjusted diluted income (loss) per common share (in millions, except per share amounts): Three Months Ended September 30, Nine Months Ended September 30, Year Ended December 31, 2021 2020 2021 2020 2020 Net income (loss) as reported $12.6 $13.9 $21.4 $(18.2) $(3.0) Adjustments: Acquisition related expenses 0.0 0.1 0.3 0.2 0.3 Restructuring expenses — — — 0.3 0.2 Warehouse relocation — — — 1.1 1.1 Mark to market (gain) loss on interest rate derivatives (0.1) (0.1) (0.7) 2.3 2.1 Goodwill and other impairments — — — 20.1 20.1 Foreign currency translation loss reclassified from Accumulated Other Comprehensive Loss 1.4 — 3.4 0.2 0.2 Gain on change in ownership in equity method investment (1.0) — (2.7) — — Wallace facility remedial design expense 0.5 — 0.5 — — Income tax effect on adjustments 0.0 0.0 0.1 (0.9) (0.8) Adjusted net income $13.4 $13.9 $22.3 $5.1 $20.2 Adjusted diluted income per common share(1) $0.61 $0.65 $1.02 $0.24 $0.95 (1) Adjusted diluted income per common share is calculated based on diluted weighted-average shares outstanding of 22,085 and 21,285 for the three month period ended September 30, 2021 and 2020, respectively, and 21,964 and 21,015 for the nine month period ended September 30, 2021 and 2020, respectively, and 21,179 for the year ended December 31, 2020. The diluted weighted-average shares outstanding for the three and nine month period ended September 30, 2021 include the effect of dilutive securities of 536 and 621 shares, respectively. The diluted weighted-average shares outstanding for the three and nine month period ended September 30, 2020, include the effect of dilutive securities of 350 and 180 shares, respectively, and 319 for the year ended December 31, 2020. (Share amounts stated in thousands).

31 Adjusted Income From Operations (1) Bad debt reserve recorded in the first quarter of fiscal 2020 to establish a provision against potential credit problems from certain retail customers who may have financial difficulty that has been caused or increased due to the COVID-19 pandemic. This reflects the Company's assessment of risk of not being able to collect such receivables from certain customers in the U.S. that are at risk of seeking or have already obtained bankruptcy protection and our international customer base which has a higher proportion of small and independent brick-and-mortar retailers. This charge was taken in response to the Company's assessment on the impact of the COVID-19 pandemic on these accounts. Three Months Ended September 30, Nine Months Ended September 30, Year Ended December 30, 2021 2020 2021 2020 2020 ($ in millions) Income from operations $21.7 $21.5 $41.9 $0.6 $25.0 Excluded non-cash charges: Goodwill and other impairments — — — 20.1 20.1 Bad debt reserve(1) — — — 2.8 2.8 Total excluded non-cash charges — — — 22.9 22.9 Adjusted income from operations $21.7 $21.5 $41.9 $23.5 $47.9

Guidance for the Year Ending December 31, 2021 Adjusted EBITDA guidance for the full fiscal year ending December 31, 2021: (in millions) Net income guidance $30.9 to $33.6 Add back: Income tax expense 12.6 to 13.4 Interest expense 15 Depreciation and amortization 23.5 Stock compensation expense 5 Other adjustments(1) 1 to 1.5 Adjusted EBITDA guidance $88 to $92 Reconciliation of GAAP to Non-GAAP Guidance (1) Includes estimates for acquisition related expenses, undistributed equity in (earnings) losses, Wallace facility remedial design expense, and other items that are consistent with exclusions permitted by our debt agreements. 32

Reconciliation of GAAP to Non-GAAP Guidance, Continued Adjusted income from operations guidance for the full fiscal year ending December 31, 2021 (in millions): Income from operations guidance $59 to $62.5 Wallace facility remedial design expense $0.5 Adjusted income from operations guidance $59.5 to $63.0 Adjusted net income and adjusted diluted income per common share guidance for the full fiscal year ending December 31, 2021 (in millions - except per share data): Net income guidance $30.9 to $33.6 Wallace facility remedial design expense $0.5 Other adjustments (1) $0 Income tax effect on adjustment $(0.2) Adjusted net income guidance $31.2 to $33.9 Adjusted diluted income per share guidance $1.42 to $1.54 (1) Includes estimates for acquisition related expenses, mark to market (gain) on interest rate derivatives, foreign currency translation loss reclassified from Accumulated Other Comprehensive Loss and gain on change in ownership in equity method investment.

34 Adjusted EBITDA — U.S. GAAP Reconciliation LTM September 2021 Three Months Ended Twelve Months Ended December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 September 30, 2021 (in millions) Net income as reported $15.2 $3.1 $5.8 $12.6 $36.6 Undistributed equity (losses) earnings, net (1.6) 0.2 (0.4) (0.2) (2.0) Income tax provision 6.9 2.4 1.8 5.6 16.7 Interest expense 4.2 4.0 3.8 3.8 15.9 Mark to market gain on interest rate derivatives (0.2) (0.5) — (0.1) (0.8) Depreciation and amortization 6.3 6.0 5.8 5.8 23.8 Stock compensation expense 1.6 1.4 1.3 1.2 5.6 Acquisition related expenses 0.1 0.2 0.1 0.0 0.4 Restructuring expenses (benefit) — 0.0 — — 0.0 Wallace facility remedial design expense — — — 0.5 0.5 Adjusted EBITDA $32.5 $16.8 $18.2 $29.2 $96.7 Adjusted EBITDA is a non-GAAP financial measure which is defined in the Company’s debt agreements. Adjusted EBITDA is defined as net income, adjusted to exclude undistributed equity in (losses) earnings, income tax provision, interest expense, mark to market gain on interest rate derivatives, depreciation and amortization, stock compensation expense, and other items detailed in the table above that are consistent with exclusions permitted by our debt agreement.

35 Adjusted EBITDA — U.S. GAAP Reconciliation LTM June 2021 Three Months Ended Twelve Months Ended September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 June 30, 2021 (in millions) Net income as reported $13.9 $15.2 $3.1 $5.8 $38.0 Undistributed equity (losses) earnings, net (0.1) (1.6) 0.2 (0.4) (1.9) Income tax provision 3.7 6.9 2.4 1.8 14.8 Interest expense 4.1 4.2 4.0 3.8 16.1 Mark to market (gain) loss on interest rate derivatives (0.1) (0.2) (0.5) 0.0 (0.8) Depreciation and amortization 6.1 6.3 6.0 5.8 24.1 Stock compensation expense 1.6 1.6 1.4 1.3 6.0 Acquisition related expenses 0.0 0.1 0.2 0.1 0.4 Restructuring expenses (benefit) — (0.0) — — — Adjusted EBITDA $29.2 $32.5 $16.8 $18.2 $96.7 Adjusted EBITDA is a non-GAAP financial measure which is defined in the Company’s debt agreements. Adjusted EBITDA is defined as net income, adjusted to exclude undistributed equity in (losses) earnings, income tax provision, interest expense, mark to market gain on interest rate derivatives, depreciation and amortization, stock compensation expense, and other items detailed in the table above that are consistent with exclusions permitted by our debt agreement.

36 Adjusted EBITDA — U.S. GAAP Reconciliation LTM March 2021 Three Months Ended Twelve Months Ended June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 March 31, 2021 (in millions) Net (loss) income as reported $(4.0) $13.9 $15.2 $3.1 $28.2 Undistributed equity losses (earnings), net 0.8 (0.1) (1.6) 0.2 (0.7) Income tax provision 3.0 3.7 6.9 2.4 16.0 Interest expense 4.2 4.1 4.2 4.0 16.6 Mark to market loss (gain) on interest rate derivatives 0.2 (0.1) (0.2) (0.5) (0.6) Depreciation and amortization 6.1 6.1 6.3 6.0 24.4 Stock compensation expense 1.4 1.6 1.6 1.4 6.1 Acquisition related expenses 0.1 0.0 0.1 0.2 0.4 Restructuring expenses (benefit) 0.3 — (0.0) — 0.2 Warehouse relocation expenses 0.3 — — — 0.3 Adjusted EBITDA $12.4 $29.2 $32.5 $16.8 $90.9 Adjusted EBITDA is a non-GAAP financial measure which is defined in the Company’s debt agreements. Adjusted EBITDA is defined as net (loss) income, adjusted to exclude undistributed equity in losses (earnings), income tax provision, interest expense, mark to market loss (gain) on interest rate derivatives, depreciation and amortization, stock compensation expense, and other items detailed in the table above that are consistent with exclusions permitted by our debt agreement.

37 Adjusted EBITDA — U.S. GAAP Reconciliation LTM December 2020 Three Months Ended Year Ended March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 December 31, 2020 (in millions) Net (loss) income as reported $(28.2) $(4.0) $13.9 $15.2 $(3.0) Undistributed equity (earnings) losses, net (0.3) 0.8 (0.1) (1.6) (1.3) Income tax (benefit) provision (3.7) 3.0 3.7 6.9 9.9 Interest expense 4.7 4.2 4.1 4.2 17.3 Mark to market loss (gain) on interest rate derivatives 2.3 0.2 (0.1) (0.2) 2.1 Depreciation and amortization 6.2 6.1 6.1 6.3 24.7 Goodwill and other impairments 20.1 — — — 20.1 Stock compensation expense 1.3 1.4 1.6 1.6 6.0 Acquisition related expenses 0.0 0.1 0.0 0.1 0.3 Restructuring expenses (benefit) — 0.3 — (0.0) 0.2 Warehouse relocation expenses 0.8 0.3 — — 1.1 Adjusted EBITDA $3.2 $12.4 $29.2 $32.5 $77.3 Adjusted EBITDA is a non-GAAP financial measure which is defined in the Company’s debt agreements. Adjusted EBITDA is defined as net (loss) income, adjusted to exclude undistributed equity (earnings) losses, income tax (benefit) provision, interest expense, depreciation and amortization, mark to market loss (gain) on interest rate derivatives, goodwill and other impairments, stock compensation expense, and other items detailed in the table above that are consistent with exclusions permitted by our debt agreements.

38 Adjusted EBITDA — U.S. GAAP Reconciliation LTM September 2020 Three Months Ended Twelve Months Ended December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 September 30, 2020 (in millions) Net (loss) income as reported $(14.5) $(28.2) $(4.0) $13.9 $(32.7) Undistributed equity losses (earnings), net (0.7) (0.3) 0.8 (0.1) (0.4) Income tax (benefit) provision (5.7) (3.7) 3.0 3.7 (2.7) Interest expense 5.3 4.7 4.2 4.1 18.3 Mark to market loss (gain) on interest rate derivatives 0.3 2.3 0.2 (0.1) 2.7 Depreciation and amortization 6.3 6.2 6.1 6.1 24.7 Goodwill and other impairments 33.2 20.1 — — 53.3 Stock compensation expense 1.4 1.3 1.4 1.6 5.8 Acquisition related expenses 0.1 0.0 0.1 0.0 0.2 Restructuring expenses 0.3 — 0.3 — 0.6 Integration charges 0.2 — — — 0.2 Warehouse relocation expenses 1.7 0.8 0.3 — 2.7 Adjusted EBITDA $27.9 $3.2 $12.4 $29.2 $72.7 Adjusted EBITDA is a non-GAAP financial measure which is defined in the Company’s debt agreements. Adjusted EBITDA is defined as net (loss) income, adjusted to exclude undistributed equity in (earnings) losses, income tax (benefit) provision, interest expense, mark to market loss (gain) on interest rate derivatives, depreciation and amortization, goodwill and other impairments, stock compensation expense, and other items detailed in the table above that are consistent with exclusions permitted by our debt agreements.

Thank You